Exhibit 99.2

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-3
Consolidated Financial Statements
Income Statements	4-5
Balance Sheets	6
Property and Casualty
Condensed Income Statements	7
Property and Casualty Consolidated Balance Sheets	8
GAAP Underwriting Results	9-10
Investments
Net Investment Income	11
Net Realized Investment Gains (Losses)	12
Unrealized Losses	13
Credit Quality of Fixed Maturities	14
Top 25 Financial Holdings	15
Top 25 Non-Financial Holdings	16
Property and Casualty Statutory Ratios	17
Historical Financial Highlights	18-19
Other Information	20
Corporate Information
Market and Dividend Information
Industry Ratings

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended March 31
(In millions)	2009	2008	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$3.1	$27.1	(88.6)
Commercial Lines	47.2	68.0	(30.6)
Other	(0.8)	1.3	N/M

Total Property and Casualty	49.5	96.4	(48.7)

Interest expense on corporate debt	(10.0)	(10.0)	—

Total segment income	39.5	86.4	(54.3)

Federal income tax expense on P&C segment income	(16.6)	(32.6)	(49.1)
Federal income tax benefit on other segment income	3.5	3.5	—

Total federal income tax expense on segment income	(13.1)	(29.1)	(55.0)

Total segment income after taxes	$26.4	$57.3	(53.9)

RECONCILIATION FROM SEGMENT INCOME TO NET INCOME
Total segment income after taxes	$26.4	$57.3	(53.9)
Net realized investment losses	(6.1)	(0.3)	N/M
Other non-segment items	(0.1)	—	N/M

Income from continuing operations	20.2	57.0	(64.6)
Discontinued operations (net of taxes):
Gain (loss) from discontinued FAFLIC business	5.0	(3.5)	N/M
Loss from discontinued accident and health business	(3.3)	—	N/M
Gain on disposal of variable life and annuity business	3.9	6.2	(37.1)
Other	—	(1.2)	N/M

Net income	$25.8	$58.5	(55.9)

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended March 31
	2009	2008	% Change
PER SHARE DATA (DILUTED)
Total segment income	$0.77	$1.65	(53.3)
Federal income tax expense on segment income	(0.26)	(0.55)	(52.7)

Total segment income after taxes	0.51	1.10	(53.6)
Net realized investment losses	(0.12)	(0.01)	N/M

Income from continuing operations	0.39	1.09	(64.2)

Discontinued operations (net of taxes):
Gain (loss) from discontinued FAFLIC business	0.10	(0.07)	N/M
Loss from discontinued accident and health business	(0.06)	—	N/M
Gain on disposal of variable life and annuity business	0.07	0.12	(41.7)
Other	—	(0.02)	N/M

Net income	$0.50	$1.12	(55.4)

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	March 31 2009		December 31 2008		% Change
BALANCE SHEET
Shareholders’ equity
Property and Casualty Group	$2,070.8		$1,995.5		3.8
First Allmerica Financial Life Insurance Company (consolidated) (1)	—		78.1		N/M
THG Holding Company debt (2)	(499.5)		(499.5)		—
THG Holding Company	396.3		313.1		26.6

Total shareholders’ equity	$1,967.6		$1,887.2		4.3

Property and Casualty Companies (3)
Total adjusted statutory capital	$1,610.2		$1,600.7		0.6
Premium to surplus ratio	1.6:1		1.6:1		—

Book value per share
Property and Casualty Group	$40.65		$39.20		3.7
First Allmerica Financial Life Insurance Company (consolidated)	—		1.53		N/M
THG Holding Company debt (2)	(9.81)		(9.81)		—
THG Holding Company	7.78		6.16		26.3

Total book value per share	$38.62		$37.08		4.2

THG book value per share, excluding accumulated other comprehensive loss	$45.16		$44.64		1.2

Shares outstanding (4)	50.9		50.9

Stock price	$28.82		$42.97		(32.9)
Price/book value per share	0.7	x	1.2	x	(0.5	) x
Debt/equity	27.0%		28.1%		(1.1	) pts
Debt/total capital	21.2%		22.0%		(0.8	) pts

(1)	FAFLIC was sold to Commonwealth Annuity and Life Insurance Company effective January 2, 2009. December 31, 2008 reflects a dividend to THG Holding Company of $136.3 million.
(2)	Excludes $9.3 million of holding company debt related to its affiliate, AFC Capital Trust I.
(3)	Property and Casualty Companies includes The Hanover Insurance Company, Citizens Insurance Company of America, and all other insurance subsidiaries.
(4)	Shares outstanding do not include common stock equivalents.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended March 31
(In millions)	2009	2008	% Change
REVENUES
Premiums	$632.0	$617.7	2.3
Net investment income	64.9	64.6	0.5
Net realized investment losses	(6.1)	(0.3)	N/M
Fees and other income	8.1	13.3	(39.1)

Total revenues	698.9	695.3	0.5

LOSSES AND EXPENSES

Losses and loss adjustment expenses	428.3	380.1	12.7
Policy acquisition expenses	143.1	137.4	4.1
Other operating expenses	94.2	91.7	2.7

Total losses and expenses	665.6	609.2	9.3

Income from continuing operations before federal income taxes	33.3	86.1	(61.3)
Federal income tax expense	13.1	29.1	(55.0)

Income from continuing operations	20.2	57.0	(64.6)

Discontinued operations (net of taxes):

Gain (loss) from discontinued FAFLIC business	5.0	(3.5)	N/M
Loss from discontinued accident and health business	(3.3)	—	N/M
Gain on disposal of variable life and annuity business	3.9	6.2	(37.1)
Other	—	(1.2)	N/M

Net income	$25.8	$58.5	(55.9)

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended March 31
	2009	2008	% Change
PER SHARE DATA (DILUTED)
Income from continuing operations	$0.39	$1.09	(64.2)

Discontinued operations (net of taxes):

Gain (loss) from discontinued FAFLIC business	0.10	(0.07)	N/M

Loss from discontinued accident and health business	(0.06)	—	N/M

Gain on disposal of variable life and annuity business	0.07	0.12	(41.7)

Other	—	(0.02)	N/M

Net income (1)	$0.50	$1.12	(55.4)

Weighted average shares outstanding	51.4	52.3

(1)	Basic income per share was $0.51 and $1.13 for the quarters ended March 31, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	March 31 2009	December 31 2008	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,517.1 and $4,382.0)	$4,317.8	$4,140.9	4.3
Equity securities, at fair value (cost of $97.7 and $97.6)	77.2	76.2	1.3
Mortgage loans	30.7	31.1	(1.3)
Other long-term investments	18.1	18.4	(1.6)

Total investments	4,443.8	4,266.6	4.2

Cash and cash equivalents	345.8	397.7	(13.1)
Accrued investment income	53.8	52.3	2.9
Premiums, accounts and notes receivable, net	584.9	578.5	1.1
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,114.8	1,129.6	(1.3)
Deferred policy acquisition costs	264.2	264.8	(0.2)
Deferred federal income taxes	269.3	285.6	(5.7)
Goodwill	169.6	169.9	(0.2)
Other assets	320.6	315.7	1.6
Assets of discontinued operations	131.3	1,769.5	(92.6)

Total assets	$7,698.1	$9,230.2	(16.6)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Losses and loss adjustment expenses	$3,156.5	$3,201.3	(1.4)
Unearned premiums	1,237.5	1,246.3	(0.7)
Contractholder deposit funds and other policy liabilities	1.8	1.8	—

Total policy liabilities and accruals	4,395.8	4,449.4	(1.2)

Expenses and taxes payable	614.9	622.3	(1.2)
Reinsurance premiums payable	54.2	61.3	(11.6)
Long-term debt	530.5	531.4	(0.2)
Liabilities of discontinued operations	135.1	1,678.6	(92.0)

Total liabilities	5,730.5	7,343.0	(22.0)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 million shares	0.6	0.6	—
Additional paid-in capital	1,802.8	1,803.8	(0.1)
Accumulated other comprehensive loss	(333.1)	(384.8)	(13.4)
Retained earnings	976.3	949.8	2.8
Treasury stock at cost (9.6 million shares)	(479.0)	(482.2)	(0.7)

Total shareholders’ equity	1,967.6	1,887.2	4.3

Total liabilities and shareholders’ equity	$7,698.1	$9,230.2	(16.6)

PROPERTY & CASUALTY

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended March 31
(In millions)	2009	2008	% Change
REVENUES
Net premiums written	$629.9	$628.5	0.2
Change in unearned premiums, net of prepaid reinsurance premiums	2.1	(10.8)	N/M

Net premiums earned	632.0	617.7	2.3
Net investment income	64.7	64.4	0.5
Other income	9.3	15.6	(40.4)

Total segment revenue	706.0	697.7	1.2

LOSSES AND OPERATING EXPENSES
Losses and loss adjustment expenses	428.3	380.1	12.7
Policy acquisition expenses	143.1	137.4	4.1
Other operating expenses	85.1	83.8	1.6

Total losses and operating expenses	656.5	601.3	9.2

Segment income before federal income taxes	$49.5	$96.4	(48.7)

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY GROUP (1)

SELECT BALANCE SHEET INFORMATION

(In millions, except per share data)	March 31 2009	December 31 2008	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,092.3 and $4,154.9)	$3,917.3	$3,912.1	0.1
Equity securities, at fair value (cost of $89.9 and $88.3)	67.9	66.9	1.5
Mortgage loans	32.1	32.7	(1.8)
Other long-term investments	13.1	13.5	(3.0)

Total investments	4,030.4	4,025.2	0.1

Cash and cash equivalents	341.1	377.8	(9.7)
Accrued investment income	50.0	48.6	2.9
Premiums, accounts, and notes receivable, net	584.9	579.2	1.0
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,114.8	1,129.6	(1.3)
Deferred policy acquisition costs	264.2	264.8	(0.2)
Deferred federal income tax asset	257.5	220.8	16.6
Goodwill	169.6	169.9	(0.2)
Other assets	328.1	309.3	6.1
Assets of discontinued operations	131.3	—	N/M

Total assets	$7,271.9	$7,125.2	2.1

LIABILITIES
Policy liabilities and accruals:
Losses and loss adjustment expenses	$3,156.5	$3,201.3	(1.4)
Unearned premiums	1,237.5	1,246.3	(0.7)
Contractholder deposit funds and other policy liabilities	1.8	1.8	—

Total policy liabilities and accruals	4,395.8	4,449.4	(1.2)

Expenses and taxes payable	594.3	596.4	(0.4)
Reinsurance premiums payable	54.2	61.3	(11.6)
Long-term debt	21.7	22.6	(4.0)
Liabilities of discontinued operations	135.1	—	N/M

Total liabilities	$5,201.1	$5,129.7	1.4

(1)	Property and Casualty group includes The Hanover Insurance Company, Citizens Insurance Company of America, and AIX Holdings, Inc. and their subsidiaries, Verlan Fire Insurance Company, OPUS Investments, Inc. and other insurance and non-insurance subsidiaries.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Quarter ended March 31, 2009
	Personal Lines				Commercial Lines
(In millions)	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Net premiums written	$249.2	$89.7	$8.3	$347.2	$33.5	$48.0	$93.1	$108.1	$282.7	$—	$629.9

Net premiums earned	$246.0	$107.8	$9.9	$363.7	$30.2	$46.4	$90.1	$101.6	$268.3	$—	$632.0
Losses excluding prior year loss reserve development and catastrophe losses	164.6	57.5	3.2	225.3	20.0	24.9	50.2	41.2	136.3	—	361.6
Prior year loss reserve (favorable) unfavorable development	(14.0)	5.8	(0.2)	(8.4)	(6.9)	(2.9)	(2.5)	(10.9)	(23.2)	—	(31.6)
Pre-tax catastrophe losses	1.1	24.7	0.2	26.0	—	0.2	10.1	1.1	11.4	—	37.4
Loss adjustment expenses (1)	31.2	10.3	0.4	41.9	(1.4)	4.0	6.4	9.6	18.6	0.2	60.7
Policy acquisition expenses and other underwriting expenses				105.4					109.7	(0.2)	214.9
Policyholders’ dividends				—					0.2	—	0.2

GAAP underwriting (loss) income				(26.5)					15.3	—	(11.2)
Net investment income				27.6					31.6	5.5	64.7
Other income				3.5					4.4	1.4	9.3
Other operating expenses				(1.5)					(4.1)	(7.7)	(13.3)

Segment income (loss) before federal income taxes				$3.1					$47.2	$(0.8)	$49.5

	Quarter ended March 31, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Net premiums written	$259.3	$83.3	$9.1	$351.7	$38.2	$53.5	$94.6	$90.5	$276.8	$—	$628.5

Net premiums earned	$251.4	$108.1	$9.8	$369.3	$31.4	$50.8	$88.7	$77.5	$248.4	$—	$617.7
Losses excluding prior year loss reserve development and catastrophe losses	166.0	57.1	3.0	226.1	21.6	27.2	42.7	30.8	122.3	—	348.4
Prior year loss reserve (favorable) unfavorable development	(16.2)	4.1	(0.5)	(12.6)	(9.6)	(5.9)	(16.7)	(9.5)	(41.7)	1.0	(53.3)
Pre-tax catastrophe losses	0.5	9.8	0.7	11.0	—	—	6.7	1.6	8.3	—	19.3
Loss adjustment expenses	33.1	7.9	0.4	41.4	3.5	4.8	8.8	6.7	23.8	0.3	65.5
Policy acquisition expenses and other underwriting expenses				108.6					99.4	(0.3)	207.7
Policyholders’ dividends				—					0.2	—	0.2

GAAP underwriting (loss) profit				(5.2)					36.1	(1.0)	29.9
Net investment income				29.7					30.9	3.8	64.4
Other income				4.2					4.3	7.1	15.6
Other operating expenses				(1.6)					(3.3)	(8.6)	(13.5)

Segment income before federal income taxes				$27.1					$68.0	$1.3	$96.4

(1)	Loss adjustment expenses includes unfavorable development of $0.3 million in Personal Lines and favorable development of $9.9 million in Commercial Lines. Favorable development of $9.6 million is included in Total P&C.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended March 31, 2009
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	66.9%	53.3%	32.3%	61.9%	66.2%	53.7%	55.7%	40.6%	50.8%	N/M	57.2%
Catastrophe losses	0.4%	22.9%	2.0%	7.1%	—	0.4%	11.2%	1.1%	4.2%	N/M	5.9%
Loss development	(5.6)%	5.4%	(2.0)%	(2.2)%	(22.9)%	(6.3)%	(2.7)%	(10.8)%	(8.6)%	N/M	(4.9)%

Total losses	61.7%	81.6%	32.3%	66.8%	43.3%	47.8%	64.2%	30.9%	46.4%	N/M	58.2%
Loss adjustment expenses (1)	12.7%	9.6%	4.0%	11.5%	(4.6)%	8.6%	7.1%	9.4%	6.9%	N/M	9.6%
Policy acquisition and other underwriting expenses (2)				28.1%					40.7%	N/M	33.4%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				106.4%					94.1%	N/M	101.2%

Policies in force (3)	(1.0)%	1.6%	(5.1)%	(0.1)%	(0.4)%	2.3%	(0.1)%	1.5%	0.9%	—	—
Retention (3), (4)	74.1%	81.3%	N/M	77.8%	72.6%	75.1%	79.7%	77.5%	77.2%

	Quarter ended March 31, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C
Losses, excluding catastrophe losses and development	66.0%	52.8%	30.6%	61.2%	68.8%	53.5%	48.1%	39.7%	49.2%	N/M	56.5%
Catastrophe losses	0.2%	9.1%	7.1%	3.0%	—	—	7.6%	2.1%	3.3%	N/M	3.1%
Loss development	(6.4)%	3.8%	(5.1)%	(3.4)%	(30.6)%	(11.6)%	(18.8)%	(12.2)%	(16.7)%	N/M	(8.6)%

Total losses	59.8%	65.7%	32.6%	60.8%	38.2%	41.9%	36.9%	29.6%	35.8%	N/M	51.0%
Loss adjustment expenses	13.2%	7.3%	4.1%	11.2%	11.1%	9.4%	9.9%	8.6%	9.6%	N/M	10.6%
Policy acquisition and other underwriting expenses (2)				28.5%					39.7%	N/M	32.9%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				100.5%					85.2%	N/M	94.5%

Policies in force (3)	0.2%	(2.5)%	(4.4)%	(1.3)%	1.2%	3.1%	(2.1)%	6.2%	2.1%	—	(0.9)%
Retention (3), (4)	72.9%	82.0%	N/M	77.6%	82.3%	81.3%	82.6%	79.0%	81.8%

(1)	Loss adjustment expenses includes unfavorable development of $0.3 million in Personal Lines and favorable development of $9.9 million in Commercial Lines. Favorable development of $9.6 million is included in Total P&C.
(2)	Policy acquisition and other underwriting expenses are reduced by installment fee revenues for purposes of the ratio calculation.
(3)	Policies in force and retention rates do not include recent acquisitions of Professionals Direct, Inc., Verlan Fire Insurance Company, and AIX, Inc.
(4)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for Commercial Lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year.

INVESTMENTS

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME

	Quarter ended March 31
(In millions, except yields)	2009		2008
		Yield		Yield
Fixed maturities (1)	$64.4	5.81%	$62.9	5.65%
Equity securities	1.0	—	1.0	—
Mortgages (2)	0.6	8.40%	0.3	10.56%
All other	0.7	—	1.7	—
Investment expenses	(1.8)	—	(1.3)	—

Total (3)	$64.9	5.30%	$64.6	5.48%

(1)	Includes purchase accounting adjustments of $(0.7) million and $(0.8) million for the quarters ended March 31, 2009 and 2008, respectively.
(2)	There were no mortgage prepayment fees for the quarter ended March 31, 2009. Excluding mortgage prepayment fees of $0.1 million for the quarter ended March 31, 2008, mortgage yields were 8.34%.
(3)	Excludes discontinued operations of $1.4 million and $16.1 million for the quarters ended March 31, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended March 31
(In millions)	2009	2008
Net gains on securities transactions	$10.6	$4.8
Other than temporary impairments	(16.5)	(5.3)
Other	(0.2)	0.2

Net realized investment losses (1)	$(6.1)	$(0.3)

(1)	Excludes discontinued operations of $(3.2) million and $(4.7) million for the quarters ended March 31, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

	March 31, 2009		December 31, 2008
(In millions)	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$99.7	$1,198.9	$150.2	$1,724.1
Greater than 12 months	138.3	723.4	94.4	469.8

Total investment grade fixed maturities	238.0	1,922.3	244.6	2,193.9

BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	41.8	144.0	64.2	152.5
Greater than 12 months	7.3	12.1	—	—

Total below investment grade fixed maturities	49.1	156.1	64.2	152.5

PERPETUAL PREFERRED SECURITIES:
12 months or less	—	—	—	—
Greater than 12 months	8.5	22.1	13.4	28.5

Total perpetual preferred securities	8.5	22.1	13.4	28.5

COMMON EQUITY SECURITIES:
12 months or less	14.8	40.1	11.4	32.3
Greater than 12 months	—	—	—	—

Total common equity securities	14.8	40.1	11.4	32.3

Total (1)	$310.4	$2,140.6	$333.6	$2,407.2

(1)	Includes discontinued accident and health business of $11.4 million in gross unrealized losses with $45.2 million in fair value at March 31, 2009 and $15.7 million in gross unrealized losses with $52.3 million in fair value at December 31, 2008.

THE HANOVER INSURANCE GROUP

CREDIT QUALITY OF FIXED MATURITIES

(In millions)		March 31, 2009		December 31, 2008
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	Amortized Cost	Fair Value
1	Aaa/Aa/A	$3,147.8	$3,070.9	$3,098.1	$2,997.8
2	Baa	1,162.9	1,075.8	1,074.8	981.5
3	Ba	143.7	139.1	151.5	133.2
4	B	107.6	85.8	111.0	83.8
5	Caa and lower	44.7	29.7	37.1	24.5
6	In or near default	11.7	8.5	8.8	5.5

Total fixed maturities (1)		$4,618.4	$4,409.8	$4,481.3	$4,226.3

(1)	Includes discontinued accident and health business of $101.3 million in amortized cost and $92.0 million in fair value at March 31, 2009 and $99.3 million in amortized cost and $85.4 million in fair value at December 31, 2008.

THE HANOVER INSURANCE GROUP

TOP 25 FINANCIAL FIXED MATURITY HOLDINGS

(In millions, except percentage data) Issuer	As of March 31, 2009
	Amortized Cost	Fair Value	% of Inv. Assets	S&P Ratings
Bank of America	$52.2	$38.6	0.79%	A-
Goldman Sachs	26.3	23.1	0.47%	A
Wells Fargo	25.6	20.1	0.41%	AA
Morgan Stanley	25.3	23.8	0.49%	A
GE Capital	25.0	24.0	0.49%	AA+
PNC Bank	23.7	21.4	0.44%	A
JP Morgan	19.3	17.6	0.36%	A+
Capital One	17.4	16.4	0.34%	BBB+
Aetna	16.3	15.8	0.32%	A-
American Express	16.2	13.6	0.28%	A
CIT Group	16.0	17.9	0.37%	BBB
Fifth Third Bancorp	15.0	11.2	0.23%	BBB+
Wellpoint	14.8	14.4	0.29%	A-
HSBC Bank	14.4	13.2	0.27%	A
Genworth Global Funding	13.3	5.5	0.11%	BBB
Manufacturers & Traders Bank	13.1	9.3	0.19%	A-
Regions Bank	12.9	8.5	0.17%	BBB
Bank of Scotland	12.9	12.1	0.25%	A
Charter One	12.1	9.7	0.20%	BBB+
Credit Suisse First Boston	11.6	10.9	0.22%	A+
Union Bank of California	11.5	8.2	0.17%	A
Bank of New York	11.4	11.6	0.24%	AA-
Student Loan Market	11.4	9.5	0.20%	BBB-
Lincoln National	10.7	2.1	0.04%	BBB
Branch Bank & Trust	10.5	10.0	0.21%	A+

Top 25 Financial	438.9	368.5	7.55%
Other Financial	209.6	183.5	3.76%

Total Financial	$648.5	$552.0	11.31%

THE HANOVER INSURANCE GROUP

TOP 25 NON-FINANCIAL FIXED MATURITY HOLDINGS

(In millions, except percentage data) Issuer	As of March 31, 2009
	Amortized Cost	Fair Value	% of Inv. Assets	S&P Ratings
CVS	$25.5	$24.8	0.51%	BBB+
Valero Energy	24.7	23.4	0.48%	BBB
Dominion Resources	23.2	22.8	0.47%	A-
Kroger	20.5	21.0	0.43%	BBB-
AT&T	19.8	20.3	0.41%	A
Union Pacific	19.0	19.9	0.41%	BBB
Encana	17.6	17.1	0.35%	A-
Safeway	17.5	17.9	0.37%	BBB
Textron	17.1	12.4	0.25%	BB+
BP Capital Markets	16.9	17.0	0.35%	AA
Sempra Energy	16.9	17.0	0.35%	BBB+
Home Depot	16.9	15.3	0.31%	BBB+
Miller Brewing	16.4	15.7	0.32%	BBB+
Canadian National Railways	16.1	16.7	0.34%	A-
Consolidated Edison	15.8	15.8	0.32%	A-
Comcast	15.8	16.0	0.33%	BBB+
Schering-Plough	15.4	15.5	0.32%	A-
Pacific Gas & Electric	15.2	15.7	0.32%	BBB+
Verizon	15.0	14.6	0.30%	A
Shell	15.0	15.2	0.31%	AA+
Atmos Energy	14.9	14.0	0.29%	BBB+
Plains All-America Pipeline	14.8	13.1	0.27%	BBB-
Enterprise Products	14.0	12.4	0.25%	BBB-
PSEG Energy	13.9	13.1	0.27%	BB-
Lowe’s	13.6	13.7	0.28%	A+

Top 25 Non-Financial	431.5	420.4	8.61%
Other Non-Financial	1,194.0	1,133.2	23.21%

Total Non-Financial	$1,625.5	$1,553.6	31.82%

PROPERTY & CASUALTY

STATUTORY RATIOS

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended March 31, 2009
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Losses, excluding catastrophe losses and development	66.9%	53.3%	32.0%	61.9%	65.5%	53.8%	55.8%	41.3%	51.1%	N/M	57.6%
Catastrophe losses	0.4%	22.9%	2.0%	7.1%	—	0.4%	11.2%	1.1%	4.2%	N/M	5.9%
Loss development	(5.7)%	5.4%	(2.0)%	(2.3)%	(22.7)%	(6.2)%	(2.8)%	(10.7)%	(8.6)%	N/M	(5.0)%

Total losses	61.6%	81.6%	32.0%	66.7%	42.8%	48.0%	64.2%	31.7%	46.7%	N/M	58.5%
Loss adjustment expenses (1)	12.7%	9.6%	4.0%	11.6%	(4.3)%	8.4%	7.1%	9.4%	6.9%	N/M	9.6%
Policy acquisition and other underwriting expenses				29.4%					39.9%	N/M	34.0%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				107.7%					93.6%	N/M	102.1%

	Quarter ended March 31, 2008
	Personal Lines				Commercial Lines					Other P&C	Total P&C
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total
Losses, excluding catastrophe losses and development	66.0%	52.7%	30.3%	61.2%	68.1%	53.5%	48.3%	40.9%	49.6%	N/M	56.5%
Catastrophe losses	0.2%	9.2%	7.1%	3.0%	—	—	7.6%	1.9%	3.3%	N/M	3.1%
Loss development	(6.4)%	3.8%	(5.1)%	(3.4)%	(30.3)%	(11.6)%	(18.9)%	(12.2)%	(16.8)%	N/M	(8.6)%

Total losses	59.8%	65.7%	32.3%	60.8%	37.8%	41.9%	37.0%	30.6%	36.1%	N/M	51.0%
Loss adjustment expenses	13.1%	7.2%	4.0%	11.1%	11.4%	9.3%	9.8%	8.6%	9.5%	N/M	10.5%
Policy acquisition and other underwriting expenses				29.8%					38.5%	N/M	33.6%
Policyholders’ dividends				—					—	N/M	—

Combined				101.7%					84.1%	N/M	95.1%

(1)	Loss adjustment expenses includes unfavorable development of $0.3 million in Personal Lines and favorable development of $9.9 million in Commercial Lines. Favorable development of $9.6 million is included in Total P&C.

Historical Highlights

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	Q1 09	2008	Q4 08	Q3 08	Q2 08	Q1 08
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$3.1	$123.5	$39.7	$18.1	$38.6	$27.1
Commercial Lines	47.2	169.7	55.6	(6.6)	52.7	68.0
Other Property and Casualty	(0.8)	9.0	2.2	2.3	2.9	1.3

Total Property and Casualty	49.5	302.2	97.5	13.8	94.2	96.4
Interest expense on corporate debt	(10.0)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$39.5	$262.3	$87.5	$3.8	$84.3	$86.4

Federal income tax expense on segment income	(13.1)	(86.3)	(27.9)	(0.5)	(28.8)	(29.1)

Total segment income after federal income taxes	$26.4	$176.0	$59.6	$3.3	$55.5	$57.3

Federal income tax settlement	—	6.4	—	6.4	—	—
Net realized investment losses	(6.1)	(97.8)	(37.1)	(52.8)	(7.6)	(0.3)
Other non-segment items	(0.1)	(0.1)	(0.1)	—	—	—
Federal income tax benefit (expense) on non-segment income	—	—	0.4	(0.4)	—	—

Income (loss) from continuing operations	20.2	84.5	22.8	(43.5)	47.9	57.0

Discontinued operations (net of taxes):
Gain (loss) from discontinued FAFLIC business	5.0	(84.8)	8.1	(21.7)	(67.7)	(3.5)
Loss from discontinued accident and health business	(3.3)	—	—	—	—	—
Gain on disposal of discontinued variable life and annuity business	3.9	11.3	3.2	2.7	(0.8)	6.2
Gain from operations of AMGRO	—	10.1	—	—	10.4	—
Other	—	(0.5)	—	0.7	—	(1.2)

NET INCOME (LOSS)	$25.8	$20.6	$34.1	$(61.8)	$(10.2)	$58.5

PER SHARE DATA (DILUTED)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$0.39	$1.63	$0.44	$(0.85)	$0.92	$1.09

(LOSS) INCOME FROM DISCONTINUED OPERATIONS	$0.11	$(1.23)	$0.22	$(0.36)	$(1.12)	$0.03
NET INCOME (LOSS)	$0.50	$0.40	$0.66	$(1.21)	$(0.20)	$1.12

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (2)	51.4	51.7	51.4	51.0	51.8	52.3

BALANCE SHEET
Total assets	$7,698.1		$9,230.2	$9,254.8	$9,463.8	$9,700.6
Total shareholders’ equity	$1,967.6		$1,887.2	$2,040.1	$2,212.7	$2,320.7
Book value per share	$38.62		$37.08	$40.09	$43.57	$45.23
Book value per share, excluding accumulated other comprehensive (loss) income	$45.16		$44.64	$44.37	$45.55	$45.70

(1)	Represents income or loss of the Company's operating segments: Personal Lines, Commercial Lines, Other Property and Casualty and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No. 131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.
(2)	Weighted average shares outstanding for the quarter ended September 30, 2008 represents basic shares outstanding due to antidilution.

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2007	Q4 07	Q3 07	Q2 07	Q1 07
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$208.2	$57.8	$48.8	$55.0	$46.6
Commercial Lines	169.3	42.6	39.2	38.9	48.6
Other Property and Casualty	4.8	(2.4)	0.3	2.5	4.4

Total Property and Casualty	382.3	98.0	88.3	96.4	99.6
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$342.4	$88.0	$78.3	$86.5	$89.6

Federal income tax expense on segment income	(113.7)	(27.2)	(26.6)	(29.8)	(30.1)

Total segment income after federal income taxes	$228.7	$60.8	$51.7	$56.7	$59.5

Net realized investment (losses) gains	(0.9)	(0.6)	(0.8)	0.2	0.3
Federal income tax benefit (expense) on non-segment income	0.5	0.1	0.6	(0.1)	(0.1)

Income from continuing operations	228.3	60.3	51.5	56.8	59.7

Discontinued operations (net of taxes):
Income from discontinued FAFLIC business	10.9	2.6	1.5	2.7	4.1
Gain (loss) on disposal of discontinued variable life and annuity business	13.1	12.9	0.1	0.3	(0.2)
Other	0.8	—	0.8	—	—

NET INCOME	$253.1	$75.8	$53.9	$59.8	$63.6

PER SHARE DATA (DILUTED)

INCOME FROM CONTINUING OPERATIONS	$4.36	$1.15	$0.98	$1.09	$1.15

INCOME FROM DISCONTINUED OPERATIONS	$0.47	$0.29	$0.05	$0.05	$0.07
NET INCOME	$4.83	$1.44	$1.03	$1.14	$1.22

WEIGHTED AVERAGE SHARES
OUTSTANDING (DILUTED)	52.4	52.6	52.5	52.3	51.9

BALANCE SHEET
Total assets		$9,815.6	$9,845.2	$9,805.7	$9,776.2
Total shareholders' equity		$2,299.0	$2,192.6	$2,099.4	$2,100.7
Book value per share		$44.37	$42.34	$40.55	$40.92
Book value per share, excluding accumulated other comprehensive (loss) income		$44.77	$43.62	$42.51	$41.33

(1)	Represents income or loss of the Company's operating segments: Personal Lines, Commercial Lines, Other Property and Casualty and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No. 131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

Other Information

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

	2009
	Price Range		Dividends Per Share
Quarter Ended	High	Low
March 31	$43.37	$28.49	—
June 30
September 30
December 31

	2008
	Price Range		Dividends Per Share
Quarter Ended	High	Low
March 31	$47.17	$40.14	—
June 30	$46.83	$41.71	—
September 30	$51.00	$38.01	—
December 31	$45.00	$31.92	$0.45

INDUSTRY RATINGS AS OF MAY 6, 2009

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s	Fitch
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A-	A-	A3	A-
Citizens Insurance Company of America	A-	A-	A3	A-

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s	Fitch
The Hanover Insurance Group, Inc. Senior Debt	bbb-	BBB-	Baa3	BBB-
The Hanover Insurance Group, Inc. Capital Securities	bb	BB-	Ba1	BB+
The Hanover Insurance Company Short Term Debt	—	—	Prime-3	—

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Robert Myron

Vice President, Corporate Finance and Treasurer

(508) 855-3457

rmyron@Hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com